                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported) - DECEMBER 19, 2006




                                  ALLETE, INC.
             (Exact name of registrant as specified in its charter)

          MINNESOTA                        1-3548                41-0418150
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
 incorporation or organization)                              Identification No.)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Reference is made to ALLETE, Inc.'s (ALLETE or Company) Annual Report on Form 10-K for the year ended December 31, 2005 (2005 Form 10-K), for background information on the following updates.

Ref. Page 10 - Third Full Paragraph, Eighth and Ninth Full Paragraphs
Ref. Page 42 - Seventh and Eight Paragraphs
Ref. Page 43 - First Paragraph Ref. Page 77 - Third and Fourth Paragraphs
Ref. Form 10-Q for the quarter ended March 31, 2006, Page 16 - Fifth  and  Sixth
     Paragraphs
Ref. Form 10-Q for the quarter ended  March 31, 2006, Page 25 - Fifth  Paragraph
Ref. Form 10-Q for the quarter ended March 31, 2006, Page 33 - First Paragraph Ref. Form 10-Q for the quarter ended June 30, 2006, Page 19 - Fifth and Sixth
     Paragraphs
Ref. Form 10-Q for the quarter ended June 30, 2006, Page 33 - Fourth Paragraph Ref. Form 10-Q for the quarter ended September 30, 2006, Page 20 - Fifth and
     Sixth Paragraphs
Ref. Form 10-Q for the quarter ended  September 30, 2006, Page 34 - Second  Full
     Paragraph

On December 20, 2006, the Minnesota Public Utilities Commission (MPUC) issued an order which allows Minnesota Power, an operating division of ALLETE, to continue recovering Midwest Independent Transmission System Operation, Inc. (MISO) Day 2 charges through the Company's Minnesota retail automatic fuel adjustment recovery mechanism (fuel clause) except for MISO Day 2 administrative charges. The order grants deferred accounting treatment for three MISO charge types that were determined to be administrative charges and therefore not currently recoverable through the fuel clause. Over the next 12 months, Minnesota Power will adjust customer bills to recognize approximately $2 million of administrative charges previously collected through the fuel clause between April 1, 2005, and December 31, 2006, and record these administrative charges as a regulatory asset. Minnesota Power is permitted to continue accumulating MISO Day 2 administrative charges after December 31, 2006, as a regulatory asset until it files its next rate case, at which time recovery for such charges will be determined. There will be no impact on earnings as a result of this ruling.

The MISO Day 2 energy market is the market through which Minnesota Power engages in wholesale energy transactions in MISO's day-ahead and real-time markets. The MISO Day 2 market began operations on April 1, 2005. Minnesota Power had been recovering all MISO Day 2 charges through its fuel clause subject to two interim orders from the MPUC that had allowed such collection subject to refund. This order removes the subject to refund requirement of the two interim orders, and includes extensive fuel clause reporting requirements that will be reviewed in Minnesota Power's monthly and annual fuel clause filing to the MPUC.

As a result of the MPUC's order allowing recovery of nearly all MISO Day 2 charges through the fuel clause, Minnesota Power will revoke its December 2005 Letter of Intent to Withdraw from MISO.



Ref. Page 16 - Fifth Full Paragraph
Ref. Page 46 - Second Paragraph
Ref. Form  10-Q  for  the  quarter  ended  September 30, 2006,  Page  35 - Fifth
     Paragraph

On December 19, 2006, ALLETE Properties, Inc. (ALLETE Properties), a wholly-owned subsidiary of ALLETE, received development order approval from the City of Ormond Beach for its 6,000-acre Ormond Crossings project (Ormond Crossings). This development order is a key approval necessary to develop up to 3,700 residential units and 5 million commercial square feet within Ormond Crossings.

Most of Ormond Crossings is located in the City of Ormond Beach in Volusia County; the remainder of the development is an adjacent piece of unincorporated land in neighboring Flagler County. A development order from Flagler County is under review by the Flagler County Commission. If approved, Ormond Crossings would receive entitlements for up to 700 additional residential units.

1                  ALLETE Form 8-K dated December 21, 2006

After an agreement has been finalized with the Florida Department of Transportation concerning traffic impact mitigation, ALLETE Properties' management will determine the best economic build-out of the project. Targeted build-out of Ormond Crossings will consider market demand as well as infrastructure and mitigation costs. The agreement is expected to be finalized during the first half of 2007. Sale of property within Ormond Crossings is expected to commence in 2009.



                      -------------------------------------

READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS SHOULD BE READ IN CONJUNCTION WITH ALLETE'S DISCLOSURES UNDER THE HEADING: "SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 3 OF THIS FORM 8-K.

                   ALLETE Form 8-K dated December 21, 2006                     2

                          SAFE HARBOR STATEMENT
          UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue," "could," "may," "potential," "target," "outlook" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties, which are beyond ALLETE's control and may cause actual results or outcomes to differ materially from those that may be projected. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically:

   -  ALLETE's ability to successfully implement its strategic objectives;
   -  ALLETE's ability to manage expansion and integrate acquisitions;
   - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Public Service Commission of Wisconsin, various local and county regulators,  and city  administrators,  about  allowed  rates  of  return, financings, industry and rate structure, acquisition and disposal of assets and facilities, real estate development, operation and construction of plant facilities, recovery of purchased power and capital investments, present or prospective wholesale and retail competition (including but not limited to transmission costs), and zoning and permitting of land held for resale;
   -  effects of restructuring initiatives in the electric industry;
   -  economic and geographic factors, including political and economic risks;
   -  changes in and compliance with environmental and safety laws and policies;
   -  weather conditions;
   -  natural disasters and pandemic diseases;
   -  war and acts of terrorism;
   -  wholesale  power  market   conditions;
   -  population growth rates and demographic patterns;
   - effects of competition, including competition for retail and wholesale customers;
   -  pricing and transportation of commodities;
   -  changes in tax rates or policies or in rates of inflation;
   -  unanticipated project delays or changes in project costs;
   -  unanticipated changes in operating expenses and capital expenditures;
   -  global and domestic economic conditions;
   -  ALLETE's ability to access capital markets;
   -  changes in interest rates and the performance of the financial markets;
   - ALLETE's ability to replace a mature workforce, and retain qualified, skilled and experienced personnel; and
   - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause ALLETE's results and performance to differ from results or performance anticipated by this report are discussed under the heading "Risk Factors" in Part I, Item 1A of ALLETE's 2005 Form 10-K and Part II, Item 1A of ALLETE's Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2006. Any forward-looking statement speaks only as of the date on which such statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in this Form 8-K and in its other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the factors that may affect ALLETE's business.

3                  ALLETE Form 8-K dated December 21, 2006

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  ALLETE, Inc.



December 21, 2006                               Mark A. Schober
                               -------------------------------------------------
                                                Mark A. Schober
                               Senior Vice President and Chief Financial Officer




                   ALLETE Form 8-K dated December 21, 2006                     4